UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2022
CarLotz, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3301 W. Moore St.
Richmond, Virginia 23230
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (804) 510-0744
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On June 21, 2022, CarLotz, Inc. (the “Company,” “CarLotz,” “we” or “us”) announced the closure of 11 dealership stores, or “hubs,” as part of a strategic review of the business, with cash preservation and future profitable growth as key determining factors. The Company is closing these 11 hubs for retail sales on June 21, 2022 with all hub closing activities to be completed by July 8, 2022. In addition, three locations with executed leases will not be opened. The hub closures will result in an estimated workforce reduction of 25% to 30%.

The following hubs are being closed: Atlanta – Lilburn, GA; Bakersfield, CA; Clearwater, FL; Highland Park, IL; Merritt Island, FL; Mobile, AL; Nashville – Madison, TN; Plano, TX; San Antonio, TX; Seattle – Lynnwood, WA; and St. Louis – O’Fallon, IL.

The Company expects to incur charges related to the workforce reduction and hub closures. As a result of the workforce reduction and hub closures, we expect to incur 1) one-time severance costs of $500,000 to $600,000, 2) one-time non-cash charges of $2 million to $5 million associated with the impairment of lease assets, and 3) one-time non-cash charges of $5 million to $6 million associated with the impairment of other fixed assets. The Company has not yet completed its analysis of additional charges associated with implementation of the workforce reduction and hub closures, and therefore is not able to make a good faith determination of an estimate of the amount, or range of amounts, of any additional charges such as contract termination costs. The Company will provide additional disclosure through an amendment to this Current Report on Form 8-K once it makes a determination of an estimate or range of estimates of such charges, if any.

The charges that the Company expects to incur are subject to a number of assumptions, and actual expenses may differ materially from the estimates disclosed above.

The Company will continue to evaluate its business plan as necessary to address trends in the marketplace and macroeconomic factors.

Item 2.06 Material Impairments.

To the extent required, the information contained in Item 2.05 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 21, 2022, the Company issued a press release related to hub closures that will result in workforce reduction. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of our management team. Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Such statements, including statements regarding our ability to: manage our business through and following the COVID-19 pandemic and the related semi-conductor chip and labor shortages, including to achieve the anticipated benefits from the announced closure of 11 of our hub locations and our estimate of the associated costs and charges; achieve revenue growth and profitability in the future; innovate and expand our technological capabilities; effectively optimize our reconditioning operations; grow existing vehicle sourcing accounts and key vehicle channels; add new corporate vehicle sourcing accounts and increase consumer sourcing; have sufficient and suitable inventory for resale; increase our service offerings and price optimization; effectively promote our brand and increase brand awareness; expand our product offerings and introduce additional products and services; improve future operating and financial results; acquire and protect intellectual property; attract, train and retain key personnel, including sales and customer service personnel; acquire and integrate other companies and technologies; remediate material weaknesses in internal control over financial reporting; comply with laws and regulations applicable to our business; successfully defend litigation; and successfully deploy the proceeds from the merger pursuant to that certain Agreement and Plan of Merger, dated as of October 21, 2020 (as amended by Amendment No. 1, dated December 16, 2020), by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc., a wholly owned subsidiary of CarLotz, Inc., and CarLotz Group, Inc. (f/k/a CarLotz, Inc.) (“Former CarLotz”), pursuant to which Acamar Partners Sub, Inc. merged with and into Former CarLotz, with Former CarLotz surviving as the surviving company and as a wholly owned subsidiary of CarLotz, Inc. (the “Merger”), are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results or other outcomes to differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2022 and Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, and those described from time to time in our future reports filed with the SEC. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this Current Report are made as of the date on which they are made and we do not undertake to update our forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index below, which is incorporated by reference herein.
EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated June 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: June 21, 2022	By:	/s/ Lev Peker
	Name:	Lev Peker
	Title:	Chief Executive Officer
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